SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No. __)

Filed by the Registrant [ X ]
Filed by a Party other than the Registrant [    ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[X]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to Sec. 240.14a-12

RevenueShares ETF Trust
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee  (Check the appropriate box):

[X]	No fee required.
[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	1.	Title of each class of securities to which transaction applies:
	2.	Aggregate number of securities to which transaction applies:
	3.	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	4.	Proposed maximum aggregate value of transaction:
	5.	Total fee paid:
[ ]	Fee paid previously with preliminary proxy materials.
[ ]
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	1)	Amount Previously Paid:
	2)	Form, Schedule or Registration Statement No.:
	3)	Filing Party:
	4)	Date Filed:

IMPORTANT NOTICE
REGARDING YOUR INVESTMENT

REVENUESHARES FINANCIALS SECTOR FUND

November 4, 2015

Dear Investor:

The Board of Trustees of the RevenueShares Financials Sector Fund has sent you detailed information  regarding  the  upcoming  Meetings  of  Shareholders  to  ask  for  your  vote  on important proposals affecting the Fund.  There are two meetings, both scheduled to be held on November 13, 2015 at the offices of Stradley Ronon Stevens & Young, LLP, One Commerce Square, 2005 Market Street, Suite 2600, Philadelphia, PA 19103 at 2 p.m. and 2:30 p.m. Eastern time, respectively .

Detailed information about the Meetings and the proposals can be found in the proxy statement.  To view the proxy material electronically, please log on to www.proxyvote.com by using your control number found on the voting form.   To simplify matters we have included another copy of the voting forms for your review and convenience. Please return both forms should you choose to vote by mail. Should you have any questions regarding the proposals, please call 1 (866) 387-9392 Ext 10137.

THE FUND’S RECORDS INDICATE THAT YOU HAVE NOT VOTED.   PLEASE TAKE A MOMENT NOW TO CAST YOUR VOTE SO THAT YOUR SHARES MAY BE REPRESENTED AT THE MEETINGS. PLEASE RESPOND BY NOVEMBER 13, 2015.

Voting is easy. Please take a moment now to cast your vote using one of the options listed below:

1. Vote by Mail. Simply cast your vote by signing, dating and mailing the enclosed voting form in the postage-prepaid return envelope provided.

2. Vote via the Internet. Simply visit www.proxyvote.com and enter your control number found on the enclosed voting form.

3. Vote by Phone. Simply dial the toll-free number indicated on the enclosed voting form.

Thank you in advance for your participation.

RFS_R1

IMPORTANT NOTICE
REGARDING YOUR INVESTMENT

REVENUESHARES NAVELLIER OVERALL A-100 FUND

November 4, 2015

Dear Investor:

The Board of Trustees of the RevenueShares Navellier Overall A-100 Fund has sent you detailed information regarding the upcoming Meeting of Shareholders to ask for your vote on important proposals affecting the Fund.  The meeting is scheduled to be held on November 13, 2015 at the offices of  Stradley Ronon Stevens & Young, LLP, One Commerce Square, 2005 Market Street, Suite 2600, Philadelphia, PA 19103 at 2 p.m. Eastern time.

Detailed  information  about  the  Meeting  and  the  proposals  can  be  found  in  the  proxy statement.  To view the proxy material electronically, please log on to www.proxyvote.com by using your control number found on the voting form.   To simplify matters we have included another copy of the voting form for your review and convenience. Should you have any questions regarding the proposals, please call 1 (866) 387-9392 Ext 10137.

THE FUND’S RECORDS INDICATE THAT YOU HAVE NOT VOTED.   PLEASE TAKE A MOMENT NOW TO CAST YOUR VOTE SO THAT YOUR SHARES MAY BE REPRESENTED AT THE MEETING. PLEASE RESPOND BY NOVEMBER 13, 2015.

Voting is easy. Please take a moment now to cast your vote using one of the options listed below:

1. Vote by Mail. Simply cast your vote by signing, dating and mailing the enclosed voting form in the postage-prepaid return envelope provided.

2. Vote via the Internet. Simply visit www.proxyvote.com and enter your control number found on the enclosed voting form.

3. Vote by Phone. Simply dial the toll-free number indicated on the enclosed voting form.

Thank you in advance for your participation.

RNOA100_R1